Supplement dated October 1, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014 and September 10, 2014

(as supplemented on September 12, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, delete the Sub-Advisor information about Symphony Asset Management LLC and substitute:

Sub-Advisor:
Symphony Asset Management LLC is an indirect subsidiary of Nuveen Investments, Inc., a global investment services firm. Nuveen Investments, Inc. is an indirect subsidiary of Teachers Insurance and Annuity Association of America, a national financial services organization.

PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Principal Global Investors, LLC (“PGI”)(Fixed-Income Portfolio Managers)

In the Other Accounts Managed table, add the following information (information in the “Total Assets in the Accounts” column is as of August 31, 2014):

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James Welch: Opportunistic Municipal Fund
Registered investment companies	2	$430.2 million	0	$0
Other pooled investment vehicles
Other accounts	1	$42.7 million	0	$0

In the Ownership of Securities table, add the following information (information as of August 31, 2014):

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
James Welch	Opportunistic Municipal Fund	None

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